UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 21, 2004

Date of Report (Date of earliest event reported)

EAST WEST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24939	95-4703316
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

415 Huntington Drive, San Marino, California  91108

(Address of principal executive offices) (Zip Code)

(626) 799-5700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02:   Results of Operations and Financial Condition

Item 9.01:   Financial Statements and Exhibits

SIGNATURE

Exhibit  99.1

East West Bancorp, Inc.

Current Report on Form 8-K

Item 2.02:  Results of Operations and Financial Condition

On October 21, 2004, East West Bancorp, Inc. announced its results of operations for the quarter ended September 30, 2004.  A copy of the related press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01: Financial Statements and Exhibits

(a)	Not Applicable

(b)	Not Applicable

(c)	The following exhibit is included with this Report:

	Exhibit 99.1	Press Release dated October 21, 2004, issued by East West Bancorp, Inc.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2004

EAST WEST BANCORP, INC.

By:	/s/ Julia Gouw
JULIA GOUW
Executive Vice President and
Chief Financial Officer